UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2016 (December 22, 2016)

SHARKREACH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37579	49-0912423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Pier Avenue, Suite 101, Hermosa Beach, California 90254
(Address of Principal Executive Offices)

(995) 321-8234
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

On December 22, 2016, SharkReach, Inc. (the “Company”), based on the decision of the Audit Committee of its Board of Directors, dismissed Anton and Chia, LLP (“Anton”) as the Company’s independent registered public accounting firm and recommended, and approved, the engagement of Paritz and Company, P.A. (“Paritz”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

Anton audited our financial statements for the fiscal year ended September 30, 2015. The audit report of Anton on our financial statements for that year contained an explanatory paragraph related to the ability of the Company to continue as a going concern. Except for this “going concern” modification, Anton’s reports with respect to that fiscal year did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended September 30, 2015 and through the date of dismissal, there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Anton’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal year; and there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton with a copy of the disclosures in the preceding two paragraphs and requested in writing that Anton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Anton provided a letter, dated December 29, 2016 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended September 30, 2015 and through the date of the Audit Committee’s decision, the Company did not consult Paritz with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Anton and Chia, LLP to the Securities and Exchange Commission dated December 29, 2016 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SharkReach, Inc.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	President and Chief Executive Officer

Dated:  December 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Anton and Chia, LLP to the Securities and Exchange Commission dated December 29, 2016 with respect to the disclosure in this Form 8-K.